Exhibit 10.1 AMENDMENT TO COOPERATION LETTER AGREEMENT This Amendment to the Cooperation Agreement, dated as of February 17, 2026 (this “Amendment”), amends the Cooperation Letter Agreement, dated December 8, 2024 (the “Cooperation Agreement” and as amended by this Amendment, the “Agreement”), between (a) Five9, Inc. (“Company”) and (b) Anson Funds Management LP (“AFM”) and Anson Advisors Inc. (“AAI” and collectively with AFM, “Anson”) and each of the other related Persons set forth on the signature pages to the Cooperation Agreement (collectively with Anson, the “Anson Signatories”). Capitalized terms used in this Amendment that are not defined have the meanings given to them in the Cooperation Agreement. WHEREAS, the Board has informed Sagar Gupta that it intends to nominate him to stand for election as a member of the Board at the 2026 Annual Meeting; and WHEREAS, the parties hereto desire to amend the Cooperation Agreement, as further provided herein. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows: 1. Amendments to the Cooperation Agreement. Effective as of the date hereof, the Cooperation Agreement is hereby amended as follows: a) Section 1 of the Cooperation Agreement is hereby amended to add the following as a new final sentence: “Company agrees to nominate the Anson Designee for election to the Board at the 2026 Annual Meeting, and to recommend, support and solicit proxies for the election of the Anson Designee in the same manner as for the other director candidates nominated by Company at the 2026 Annual Meeting.” b) The final paragraph at the end of Section 9 of the Cooperation Agreement is hereby amended to add the following as a new final sentence: Notwithstanding anything to the contrary in this Agreement, (i) the Anson Group will be permitted to acquire cash-settled total return swaps (“TSRs”) with respect to the Voting Securities but only so long as (A) one or more members of the Anson Group are the long party to such TSRs, (B) no member of the Anson Group will have the right to acquire any underlying or referenced Voting Securities in such TSRs and (C) such TSRs, individually or in the aggregate, would not result in the Anson Group having economic exposure to more than 9.9% of Company’s common stock then outstanding; and (ii) no member of the Anson Group will be the short party to any TSRs. c) Section 15(f) of the Cooperation Agreement is hereby amended and restated as follows:

-2- “(f) “Restricted Period” means the period from the date of this Agreement until 11:59 p.m., Pacific time, on the day that is the earlier of (i) 20 days prior to the deadline for the submission of stockholder nominations of directors and business proposals for Company’s 2027 annual meeting of stockholders pursuant to Company’s bylaws as in effect on the date of this Agreement; and (ii) 120 days prior to the first anniversary of the 2026 Annual Meeting;” 2. Expenses. Company shall reimburse the Anson Group for all documented out-of-pocket costs, fees and expenses (including attorneys’ fees and other legal expenses) incurred by the Anson Group in connection with the negotiation and execution of this Amendment and related matters; provided, however, that such reimbursement will not exceed $50,000 in the aggregate. 3. Form 8-K. Company will promptly prepare and file with the SEC a Current Report on Form 8-K (the “Form 8-K”) reporting the entry into this Amendment. All disclosure in the Form 8- K will be consistent with this Amendment. Company will provide Anson and its counsel with a reasonable opportunity to review and comment on the Form 8-K prior to filing with the SEC, and will consider in good faith any changes proposed by Anson or its counsel. 4. Miscellaneous Provisions. The Parties agree that the Agreement is in full force and effect and has not terminated. Upon the execution of this Amendment by Company and the Anson Signatories, the Agreement will be deemed to be amended and supplemented solely as set forth in this Amendment and be deemed to have never terminated. This Amendment and the Agreement will each be read, taken and construed as one and the same instrument, but any amendments and supplements to the Agreement will not operate so as to render invalid or improper any action previously taken under the Agreement. If and to the extent that there are any inconsistencies between the Agreement and this Amendment with respect to the matters in this Amendment, the terms of this Amendment will control. Section 16, Section 19, Section 20, Section 21, Section 22, Section 23, Section 24, Section 25, Section 26, Section 27 and Section 28 are incorporated into this Amendment mutatis mutandis. The date of the Cooperation Agreement for all purposes of this Amendment and the Cooperation Agreement (including any references to the “date of this Agreement” or similar phrases) will continue to be December 8, 2024. * * *

[Signature Page to Amendment to Cooperation Agreement] Very truly yours, FIVE9, INC. By: /s/ Bryan Lee Name: Bryan Lee Title: CFO ACCEPTED AND AGREED as of the date written above: ANSON FUNDS MANAGEMENT LP By: Anson Management GP LLC General Partner By: /s/ Tony Moore Name: Tony Moore Title: Manager ANSON MANAGEMENT GP LLC By: /s/ Tony Moore Name: Tony Moore Title: Manager ANSON ADVISORS INC. By: /s/ Amin Nathoo Name: Amin Nathoo Title: Director By: /s/ Moez Kassam Name: Moez Kassam Title: Director /s/ Tony Moore TONY MOORE /s/ Amin Nathoo AMIN NATHOO /s/ Moez Kassam MOEZ KASSAM

[Signature Page to Amendment to Cooperation Agreement] /s/ Sagar Gupta SAGAR GUPTA